SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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EQUUS TOTAL RETURN, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of the 2010

Annual Meeting of Stockholders

Meeting Date:	May 12, 2010
Meeting Time:	10:00 a.m., EDT
Location:	Goodwin Procter LLP The New York Times Building 26th Floor 620 Eighth Avenue New York, NY 10018

Purpose of the Meeting

•	To elect 9 directors, each for a term of one year;

•	To ratify the appointment of UHY LLP as the Fund’s independent auditor for fiscal year ending December 31, 2010; and

•	To transact such other business as may properly come before the annual meeting.

Voting

All holders of record of shares of the Fund’s common stock (NYSE: EQS) at the close of business on March 15, 2010 (the “Record Date”), or their legal proxy holders, are entitled to vote at the meeting and any postponements or adjournments of the meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy online, by phone, or by mail. For specific instructions, please refer to the Questions and Answers in this proxy statement and the instructions on the proxy card.

We are distributing this proxy statement and proxy form to stockholders on or about [                        ].

By order of the Board of Directors,

RICHARD F. BERGNER

Chairman of the Board

[                        ]

Houston, Texas

Important Notice Regarding the Availability of Proxy Materials for the Fund’s Annual Meeting of Stockholders to be held on May 12, 2010

This proxy statement, proxy card and the Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2009 are available free of charge at the following website: www.proxyvote.com.

EIGHT GREENWAY PLAZA

SUITE 930

HOUSTON, TX 77046

TEL: (713) 529-0900

FAX: (713) 529-9545

EQUUS TOTAL RETURN, INC.

Eight Greenway Plaza

Suite 930

Houston, Texas 77046

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of Equus Total Return, Inc. (“EQS” or the “Fund”). The annual meeting of stockholders (the “Meeting”) or any postponement or adjournment thereof will be held on Wednesday, May 12, 2010, beginning at 10:00 a.m., Eastern Daylight Time, at Goodwin Procter LLP, The New York Times Building, 26th Floor, 620 Eighth Avenue, New York, NY 10018. The Board of Directors is sending stockholders this proxy statement to solicit proxies to be voted at the annual meeting. It is being mailed to stockholders on or about April [    ], 2010.

ABOUT THE MEETING

What is the purpose of the Meeting?

At the Meeting, stockholders will be asked to elect Fund directors (see Proposal 1) and ratify the selection of the Fund’s independent registered public accounting firm (see Proposal 2). We have nominated four new directors to serve on the Fund’s Board of Directors. We invite you to read the summary backgrounds of these persons in the Proposal 1 section of this proxy statement.

Who is entitled to vote at the Meeting?

If you owned shares of the Fund on the Record Date, you are entitled to receive notice of and to participate in the Meeting. A list of stockholders on the Record Date will be available for inspection at the Fund’s office at Eight Greenway Plaza, Suite 930, Houston, Texas 77046 for ten days before the Meeting.

What are the voting rights of holders of the Fund’s common stock?

You may cast one vote per share of the Fund’s common stock that you held on the Record Date on each proposal considered at the Meeting. These shares are: (a) held directly in your name as the stockholder of record or (b) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders of the Fund hold their shares in “street name” through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions in how Fund shares are held.

Stockholder of Record. If your shares are registered directly in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record; therefore, these proxy materials are being sent directly to you by the Fund. As the stockholder of record, you have the right to vote in person at the Meeting, or to grant your voting proxy directly to the Fund. You may vote online, by phone, or by mail.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Your broker or nominee, who is considered the stockholder of record with respect to those shares, has forwarded these proxy materials to you. As the beneficial owner, you have the right to provide your broker with instructions on how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting (unless you have a signed proxy from the record holder, as described below). Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Broker Non-Votes. New York Stock Exchange (“NYSE”) rules permit a broker member to vote on certain “routine” matters, including the ratification of auditors, without instructions from the beneficial owner of the shares. The election of directors is considered non-routine; therefore, brokers are not permitted to vote in director elections without instructions from the beneficial owners. If a beneficial owner does not instruct the broker to vote for or against a proposal and the broker is not permitted to vote in its discretion (i.e., the proposal is non-routine), the broker will cast what is known as a “broker non-vote.” The shares represented by a broker non-vote are generally considered present for purposes of a quorum but not counted for or against the proposal. If there are no routine matters being presented to shareholders, brokers will not vote uninstructed shares. However, if there are routine matters being presented to shareholders, brokers will vote the uninstructed shares in their discretion on the routine matter and cast a broker non-vote for the uninstructed shares on the non-routine matters.

What constitutes a quorum?

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. As of the Record Date, 8,861,646 shares of the Fund’s common stock, representing the same number of votes, were outstanding.

If there are not enough votes for a quorum or to approve a proposal at the Meeting, the stockholders who are represented in person or by proxy may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

What are the Board’s recommendations?

The Board recommends a vote “For” the election of the nominated slate of directors (see Proposal 1) and “For” the ratification of the appointment of UHY LLP (“UHY”) as the Fund’s independent registered public accounting firm (see Proposal 2). Unless you give other instructions in your proxy, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve the proposals?

Election of Directors. The affirmative vote of a majority of the total of votes cast for a nominee at the Meeting at which a quorum is present is necessary for the election of a director. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on this proposal.

Ratification of Public Accounting Firm. The affirmative vote of a majority of all of the votes cast at the Meeting at which a quorum is present is required to ratify the selection of the public accounting firm. Abstentions will not be counted as votes cast and will have no effect on this proposal. Broker non-votes will be voted “For” this proposal.

How are votes counted?

In the election of directors, you may vote “For” all of the nominees or your vote may be “Withheld” with respect to one or more of the nominees. To ratify the selection of the independent auditor, you may vote “For”

the ratification, “Against,” or you may “Abstain.” If you execute your proxy or provide broker voting instructions without specifying further your preference as to the nominees, your shares will be voted in accordance with the recommendations of the Board.

Who can attend the Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Meeting. Each stockholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the Meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

How can I vote my shares in person at the Meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the Meeting. If you choose to do so, please bring proof of identification. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Meeting by granting your voting proxy to the Fund (if you are the stockholder of record) or by providing voting instructions to your broker or nominee (if you hold shares beneficially in street name). You may vote online, by phone, or by mail. Please refer to the enclosed voting instruction card for details.

Can I change my vote after I execute my proxy?

Yes. You may change your proxy instructions at any time prior to the vote at the Meeting. You may accomplish this by granting a new proxy or new broker voting instructions at a later date (which automatically revokes the earlier proxy instructions) or by attending the Meeting and voting in person. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

What does it mean if I receive more than one notice of the Meeting?

It means your shares are registered differently or are in more than one account. Please grant a voting proxy and/or provide voting instructions for all accounts that you hold.

Where can I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting and publish the final results in a Fund Form 8-K within four days after the day on which the Meeting ended.

Who can I call if I have a question?

If you have any questions about this proxy statement, please call us toll-free at 1-866-821-2606 between 9:00 a.m. and 5:00 p.m., Eastern Daylight Time, Monday through Friday.

STOCK OWNERSHIP

Who are the largest owners of the Fund’s stock?

Based on a review of filings with the SEC, the Fund is aware of two beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock: (i) Sam P. Douglass; and (ii) Mobiquity Investments Limited and Versatile Systems Inc.

How much stock do the Fund’s directors and executive officers own?

The following table shows the amount of the Fund’s common stock beneficially owned (unless otherwise indicated) as of March 15, 2010, by (1) any person known to the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund’s common stock, (2) each director/director nominee of the Fund, (3) each named executive officer, and (4) all directors/director nominees and executive officers as a group.

The number of shares beneficially owned by each entity, person, director/director nominee, or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of March 15, 2010, or within 60 days after March 15, 2010, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each individual has sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Name	Sole Voting and Investment Power	Other Beneficial Ownership		Total	Percent of Class Outstanding
Kenneth I. Denos	—	—		—	—
Sam P. Douglass(1)	51,564	716,026	(2)	767,590	8.66%
Fraser Atkinson(4)	—	822,031		822,031	9.28%
Alessandro Benedetti(4)	—	822,031		822,031	9.28%
Richard F. Bergner	—	—		—	—
Charles M. Boyd, M.D.	1,098	—		1,098	*
Alan D. Feinsilver	3,397	—		3,397	*
Gregory J. Flanagan	21,514	—		21,514	*
Henry W. Hankinson	—	—		—	—
John A. Hardy(4)	—	822,031		822,031	9.28%
Robert L. Knauss	10,670	—		10,670	*
Bertrand des Pallieres(4)	—	822,031		822,031	9.28%
Dr. Francis D. Tuggle	6,536	—		6,536	*
L’Sheryl D. Hudson(3)	—	—		—	—
All directors/director nominees and executive officers as a group (17 persons)	110,678	1,538,057		1,648,735	18.61%

*	Indicates less than one percent.
(1)	Mr. Douglass’ business address is P.O. Box 130197, Houston, TX 77219.
(2)	Includes (a) 58,197 shares held directly and in retirement accounts by Mr. Douglass’ spouse, and (b) 657,829 shares held by trusts for the benefit of members of Mr. Douglass’ family, of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Mr. Douglass’ spouse is the beneficiary. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.
(3)	Ms. Hudson serves as the Fund’s Vice President, Chief Financial Officer and Chief Compliance Officer. Ms. Hudson is not a director or director nominee.
(4)	Includes 822,031 shares held directly by Mobiquity Investments Limited and Versatile Systems, Inc.

Section 16(a) beneficial ownership compliance

Under the federal securities laws, our directors, executive officers, and any persons beneficially owning more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Fund and the SEC. Specific due dates for these reports have been established by regulation. Based solely upon a review of reports furnished to the Fund and written representations of certain persons that no other reports were required, we believe that all of our directors and executive officers complied during 2009 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”).

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the fiscal year 2009 compensation program for our named executive officers (“NEOs”). This section explains how the Compensation Committee made its compensation decisions for our NEOs after the Fund “internalized” its operations on July 1, 2009. The discussion below also addresses the principal elements of our approach to compensation.

Our NEO compensation program is designed to satisfy two objectives: (i) compensating the Fund’s NEOs appropriately for their contributions to the Fund’s growth, profitability and other goals and objectives; and (ii) linking the interests of the Fund’s NEOs to the long-term interests of the Fund’s equity owners. Our compensation program recognizes both short-term and long-term success but our focus in administering our NEO compensation program is on rewarding the intermediate and long-term performance of our NEOs, as measured by the Fund’s performance and relative shareholder return.

Our compensation program consists primarily of two elements: base salary and possible annual cash bonus. Our senior executives do not have employment agreements or severance or change-of-control agreements. In addition, while our executives participate in a defined contribution retirement plan, we do not have any supplemental retirement benefits and generally do not provide perquisites to our executive officers. Accordingly, we believe that the total level of compensation is critical to maintaining the competitiveness of our compensation arrangements, particularly given the absence of supplemental benefits and plans.

We pay base salaries to our NEOs, which constitutes the bulk of their total compensation. While the NEOs’ initial base salary is determined by an assessment of competitive market levels, the factors used in determining changes to base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment. The Fund may pay an annual cash bonus that results in cash payments to our NEOs. The amount of the cash bonus is determined by the Compensation Committee on a discretionary basis.

In determining the structure of our executive compensation program and the appropriate levels of incentive opportunities, the Compensation Committee considers whether the program rewards reasonable risk-taking and whether the incentive opportunities achieve the proper balance between the need to reward employees and the need to protect shareholder returns. We believe that the focus on total compensation provides incentives to create long-term value for shareholders while taking thoughtful and prudent risks to grow the Fund.

Summary Compensation Table

The following table summarizes the total compensation that the Fund paid during the fiscal year ended December 31, 2009 to the NEOs, who are the chief investment officer, the chief financial officer and our three other most highly compensated executive officers.

Name and Principal Position	Year*	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) ***	Total ($)
Gregory J. Flanagan** —President and Chief Executive Officer	2009	50,000	**	n/a	n/a	n/a	n/a	n/a	0	50,000

L’Sheryl D. Hudson—Chief Financial Officer	2009	175,000		6,750	n/a	n/a	n/a	n/a	5,438	187,188

Gary L. Forbes—Senior Vice President	2009	220,000		4,750	n/a	n/a	n/a	n/a	6,728	231,478

*	No information is provided for 2008 and 2007 because the Fund did not begin to directly compensate its management team until July 1, 2009.
**	Mr. Flanagan became an officer of the Fund on July 1, 2009, when the Fund “internalized” its management operations. He was paid $100,000 on an annualized basis. Mr. Flanagan resigned as a Fund officer on February 16, 2010.
***	Reflects the Fund’s contributions to vested and unvested defined contribution plans of the NEOs.

Report of the Compensation Committee

As part of our responsibilities, we have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which begins on page 5 of this proxy statement. Based on such review and discussions, we have recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in this proxy statement.

Robert L. Knauss

Henry W. Hankinson

GOVERNANCE OF THE FUND

How is the Fund’s “internalized” management structured?

The Board of Directors changed the Fund’s operations to an “internalized” management structure on July 1, 2009. This means that, unlike most closed-end funds and business development companies, the Fund now directly employs its management team and incurs the costs and expenses associated with Fund operations. There is no outside investment advisory organization providing services to the Fund under a fee-based advisory agreement, or an administrative organization charging the Fund for services rendered.

What are the duties of the Board of Directors?

Leadership Structure. The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties specified for directors of business development companies under the

Investment Company Act of 1940 (the “1940 Act”). Among other things, the Board supervises Fund management, the custodial arrangements for portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates.

The Board meets in regularly scheduled meetings each year. All Board actions are taken by majority vote unless a higher percentage is required by law or the Fund’s certificate of incorporation or by-laws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Fund—referred to as “independent directors.”

The 1940 Act requires that a majority of the Fund’s directors be independent directors. The Board is currently composed of 9 directors, including 7 independent directors. As discussed below, the Board has established 4 Committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an independent director to serve in the role of Chairman of the Board. The Chairman’s primary role is to set the agenda of the Board and determine what information is provided to the Board with respect to matters to be acted upon by the Board. The Chairman presides at all meetings of the Board and leads the Board through its various tasks. The Chairman also acts as a liaison with management in carrying out its functions. The Chairman may perform such other functions as may be requested by the Board. The designation of Chairman does not impose on such independent director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Fund has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Fund, including such items as the business development company requirements, net assets of the Fund, the committee structure of the Fund.

Risk Oversight. Through the Board’s direct oversight role, and indirectly through its Committees, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities:

•

General Oversight. The Board meets with representatives of management and key service providers, including the custodian and the independent audit firm of the Fund, to review and discuss the operational activities of the Fund and to provide direction with respect thereto.

•

Compliance Oversight. The Board reviews and approves, as applicable, the compliance procedures of Fund. The Board is informed how the compliance procedures adhere to the operational requirements through its meeting with, and reports received from the Chief Compliance Officer. The Board also discusses the adequacy of internal controls and compliance procedures with the Fund’s Chief Compliance Officer and independent auditors.

•

Investment Oversight. The Board monitors Fund performance during the year through regular performance reports from management with references to appropriate performance measurement indices and the performance of similar funds. The Board receives focused performance presentations on a regular basis. The Board also monitors the Fund’s investment practices and reviews the Fund’s investment strategies with management.

•

Valuation Oversight. The Board has approved the valuation methodologies used in establishing the daily values of the Fund’s assets and monitors the accuracy with which the valuations are carried out. The Board receives regular reports on the use of fair value prices and monitors the effectiveness of the valuation procedures.

What Committees has the Board established?

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compensation Committee, and a Committee of Independent Directors.

Who are the current Board members and what are their Committee memberships?

The members of the Board of Directors on the date of this proxy statement and the Board Committees on which they serve are identified in the following table:

Director	Audit Committee	Compensation Committee	Committee of Independent Directors	Governance and Nominating Committee
Richard F. Bergner, Chair	*		*	*
Charles M. Boyd, M.D.	*		*
Kenneth I. Denos
Sam P. Douglass
Alan D. Feinsilver	*		*
Gregory J. Flanagan	*		*
Henry W. Hankinson	*	Chair	*	Chair
Robert L. Knauss	Chair	*	*
Dr. Francis D. Tuggle	*		*

Audit Committee

The charter of the Audit Committee specifies that the purpose of the Audit Committee is to assist the Board in its oversight of the integrity of:

•	The Fund’s financial statements,

•	The Fund’s compliance with legal and regulatory requirements,

•	The independence and qualifications of the Fund’s independent registered public accounting firm, and

•	The performance of the Fund’s internal audit function and independent registered public accounting firm.

In furtherance of the foregoing purpose, the Committee’s authority and responsibilities include to:

•	Review and oversee the Fund’s annual and quarterly financial statements;

•

Recommend, for shareholder approval, the appointment of the Fund’s independent registered public accounting firm, and oversee the compensation, retention, oversight, and other matters relating to the engagement or discharge of the independent registered public accounting firm;

•	Oversee the Fund’s financial controls and reporting processes;

•	Review the Fund’s financial reporting and accounting standards and principles;

•	Review the performance of the Fund’s internal audit function and the performance of the independent registered public accounting firm;

•	Review and investigate any matters pertaining to the integrity of management, including conflicts of interest or adherence to standards of business conduct; and

•	Establish procedures for handling complaints involving accounting, internal accounting controls, and auditing matters.

The charter of the Audit Committee is available on the Fund’s website (www.equuscap.com). The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Committee’s meetings include, whenever appropriate, executive sessions with the Fund’s independent registered public accounting firm without the presence of management.

Each member of the Committee is an independent director within the meaning of SEC regulations and the listing standards of the New York Stock Exchange (“NYSE”). The Committee met 6 times during 2009.

Each member of the Audit Committee is an independent director within the meaning of SEC regulations and the listing standards of the NYSE. Robert L. Knauss, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Committee of the Independent Directors

The functions of the Committee of the Independent Directors are to: recommend to the full Board approval of any management, advisory, or administration agreements; recommend to the full Board any underwriting or distribution agreements; review the fidelity bond and premium allocation; review any joint insurance policies and premium allocation; review and monitor the Fund’s compliance with procedures adopted pursuant to certain rules promulgated under the 1940 Act; and carry out such other duties as the independent directors shall, from time to time, conclude are necessary in the performance of their duties under the 1940 Act.

The Committee of Independent Directors met at regularly scheduled Board Meetings in executive sessions without any members of management present. Each member of the Committee is an independent director within the meaning of SEC regulations and the listing standards of the NYSE. While Mr. Denos and Mr. Douglass are not members of the Committee of Independent Directors, they nevertheless, as non-management directors, participate in certain “regularly scheduled” executive sessions with non-management separate and apart from the meetings of the Committee of Independent Directors.

Compensation Committee

The Compensation Committee is responsible for reviewing and evaluating the compensation of the Fund’s employees. The Committee sets the compensation for the Fund’s chief executive officer, chief financial officer and three most highly compensated executive officers. In addition, the Committee periodically reviews independent director compensation and recommends any appropriate changes to the Board. Lastly, the Committee produces a report on the Fund’s executive compensation practices and policies for inclusion in the Fund’s proxy statement if required by applicable proxy rules and regulations and makes recommendations to the Board on the Fund’s executive compensation practices and polices. The charter of the Compensation Committee is available on the Fund’s website (www.equuscap.com).

Each member of the Committee is an independent director within the meaning of SEC regulations and the listing standards of the NYSE. The Committee met 2 times during 2009.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Fund’s Board of Directors. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Governance and Nominating Committee is available on the Fund’s website (www.equuscap.com).

All of the members of the Committee are independent directors within the meaning of SEC regulations and the listing standards of the NYSE. The Committee met once during 2009.

How does the Board select nominees for the Board?

The Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Fund’s Secretary or any member of the Governance and Nominating Committee in writing in care of Equus Total Return, Inc., Eight Greenway Plaza, Suite 930, Houston, TX 77046. To be considered by the Nominating and Governance Committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Fund’s by-laws relating to stockholder nominations as described in “Additional Information—Stockholder Proposals for the 2010 Annual Meeting,” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. A Committee member will interview a qualified candidate, and a qualified candidate may meet other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

The Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	The ability of the prospective nominee to represent the interests of the stockholders of the Fund;

•	The prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;

•

The prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	The extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, diversity, and the need for Audit Committee expertise.

In considering diversity, the Committee considers diversity of background and experience as well as ethnic and other forms of diversity. The Committee does not, however, have any formal policy regarding diversity in identifying nominees for a directorship, but rather, considers it among the various factors relevant to any particular nominee. After completing the evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

How does the Board determine which directors are considered independent?

When the Board undertook its annual review of director independence, the Board considered transactions and relationships between each director or any member of his immediate family and the Fund. The Board also examined transactions and relationships between directors or their affiliates and members of the Fund’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the Meeting are independent of the Fund and its management with the exception of Kenneth I. Denos. Mr. Denos is an interested director because of his prior employment as a senior executive of the Fund’s previous investment adviser, Moore Clayton Capital Advisors, Inc. (the “Former Adviser”).

How often did the Board meet during 2009?

During 2009, the Board met 12 times. Each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served. The Fund does not have a policy about directors’ attendance at the annual meeting of stockholders. All directors attended the Fund’s annual meeting of stockholders in May 2009.

How are directors compensated?

During 2009, each independent director received: (i) $5,000 for each quarter served on the Fund’s Board plus $2,000 for each meeting of the directors attended; (ii) $1,000 for participation in each meeting conducted by telephonic conference; (iii) $1,000 for each committee meeting attended; and (iv) reimbursement for all out-of-pocket expenses relating to attendance at such meetings. The chair of the Committee of the Independent Directors and the chair of the Audit Committee each receive $10,000 annually for service in such positions. An annual fee of $15,000 is paid to the Chairman of the Board.

Interested directors who are not Fund officers receive director fees for each director meeting attended. Interested directors may serve as directors of portfolio companies and in such capacities may receive and retain directors’ fees and other compensation directly from the portfolio companies.

Independent/non-officer directors (including those who only served on the Board for part of a year) were paid an aggregate of $362,000 and $392,500 as compensation for the years ended December 31, 2009 and 2008, respectively. The following table set forth compensation that the Fund paid to each person who served as a director during 2009:

2009 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Independent Directors
Richard F. Bergner	63,000	—	63,000
Charles M. Boyd, M.D.	66,000	—	66,000
Alan D. Feinsilver	63,000	—	63,000
Gregory J. Flanagan	39,500	—	39,500
Henry W. Hankinson	55,000	—	55,000
Robert L. Knauss	61,000	—	61,000
Dr. Francis D. Tuggle	54,000	—	54,000

Interested Directors
Sam P. Douglass	10,000	—	10,000
Kenneth I. Denos	7,000	—	7,000

Who are the executive officers of the Fund?

The name, address and age of each executive officer, their position, term of office and length of time served with the Fund, along with certain business information, are set forth in the table below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
S. Jay Brown Eight Greenway Plaza Suite 930 Houston, Texas 77046 Age: 41	Chief Investment Officer	Indefinite term; Chief Investment Officer since 2010.	Chief Investment Officer of the Fund since February 2010. From 2005 to 2010, Mr. Brown was General Partner of Overcup Capital, LLC.

L’Sheryl D. Hudson Eight Greenway Plaza Suite 930 Houston, Texas 77046 Age: 45	Senior Vice President, Chief Financial Officer, Treasurer, and Chief Compliance Officer	Indefinite terms; Vice President and Chief Financial Officer since 2006; Chief Compliance Officer since 2007.	Senior Vice President, Chief Financial Officer, Treasurer, and Chief Compliance Officer of the Fund since November 2006. Ms. Hudson was named Chief Compliance Officer and a director of MCCA and a director of Equus Capital Administration Company, Inc. in 2007. Ms. Hudson served as Associate Director of WestLB Asset Management (US), LLC from 2002 to 2006.

Brett M. Chiles Eight Greenway Plaza Suite 930 Houston, Texas 77046 Age: 33	Secretary	Indefinite term; Secretary since 2007 and Assistant Vice President since 2009.	Assistant Vice President of the Fund since 2009 and Secretary of the Fund since August 2007. Mr. Chiles serves as Assistant Vice President of MCCA from 2005 to 2009. Prior to joining MCCA, Mr. Chiles served as Internal Wholesaler for AIM Investments from 2000 to 2003, where he actively developed and maintained relationships with financial dealer brokers to sell AIM products including mutual funds, annuities and retirement plans. Mr. Chiles worked for Murphree Venture Partners, where he analyzed seed and early-stage investments. Mr. Chiles holds a B.B.A from Texas Christian University and an M.B.A. from Rice University.

There are no arrangements or understandings between any of the executive officers and any other person pursuant to which any of such officers was or is to be selected as an officer.

Executive Compensation

From January 1, 2009 through June 30, 2009, the Fund did not directly compensate its executive officers. However, executive officers of the Fund did receive compensation from the Fund’s former administrator, Equus Capital Administration Company, Inc., as employees of that company. The Fund has directly compensated its executive officers since July 1, 2009.

Grants of Plan-Based Awards

During 2009, the Fund did not grant any plan-based awards to its executive officers.

Outstanding Equity Awards

As of December 31, 2009, there were no unexercised options, stock that had not vested or equity incentive plan awards for any executive officer of the Fund.

Options Exercised and Stock Vested

During 2009, there were no stock options, SARs or similar instruments exercised by any executive officer of the Fund and there was no vesting of stock, including restricted stock, restricted stock units or similar instruments by any executive officer of the Fund.

Pension Benefits

The Fund does not have any plan that provides for payments or other benefits at, following, or in connection with the retirement of its executive officers.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

During 2009, the Fund did not have any defined contribution or other plan that provided for the deferral of compensation by any executive officer of the Fund on a basis that was not tax-qualified.

PROPOSAL 1—ELECTION OF DIRECTORS

The by-laws of the Fund provide for a minimum of three and a maximum of fifteen directors (a majority of whom must be independent directors). There are nine director nominees (which include eight independent director nominees). The Board is not recommending any other director nominees.

The current term of office of all of the Fund’s directors expires at the 2010 annual meeting and upon the election and qualification of their successors in office. The Board proposes that the following nominees be elected for a new term of one year and until their respective successors have been duly elected and qualified or until they resign, die, or are removed from office. Each of the nominees has consented to serve if elected. The Board knows of no reason why any nominee for director would be unable to serve as a director. If at the time of the Meeting any nominee is unable or unwilling to serve as a director of the Fund, the persons named as proxies will vote for a substitute nominee designated by the Board. The Fund is the only fund in the fund complex.

Based on a review of the experience, qualifications, attributes and skills of each nominee, including those enumerated in the table below, the Board has determined that each nominee is qualified to serve as a Director of the Fund. Five of these nominees have served as a Director of the Fund for several years. In addition, we have nominated four new Directors to the Fund’s Board, each of whom has experience with public companies and who possess strong backgrounds in finance and investment management. We believe these new Directors will be active in helping grow the Fund’s net assets and will expose the Fund to growth and investment opportunities that may not have been previously possible. We invite you to read the summary backgrounds of each of the nominees included herein. These qualifications, as well as other qualifications preceding the five-year reporting period in the table below, support the conclusion that each individual should serve as Director in light of the Fund’s business and structure.

Nominees for Director

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships+ Held by Director or Nominee
Fraser Atkinson 355 Burrard St., Ste. 910 Vancouver, B.C. V6C 2G8 Age: 52	None	None	CFO of Versatile Systems Inc. (“Versatile”) (technology consulting) since February 2003, Corporate Secretary of Versatile since October 2003 and Director since November 2003. Mr. Atkinson was involved in both the technology and corporate finance sectors as a partner at KPMG, LLP for over 14 years, having left the firm in September 2002.	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships+ Held by Director or Nominee
Alessandro Benedetti 355 Burrard St., Ste. 910 Vancouver, B.C. V6C 2G8 Age : 48	None	None

Mr. Benedetti is currently the CEO of SAE Capital Ltd., which he founded in January 2007. Prior to that, he was the CEO of SAE Capital SPA, based in Rome, Italy. Over the last 20 years Mr. Benedetti has been involved in the structuring and financing of complex transactions, acting on behalf of companies and governments in North America, Europe, Central Asia and the Middle East. In 2005, he structured and led the acquisition of Wind Telecomunicazioni SpA, based in Italy, which had 16 million wireless subscribers, 1.6 million fixed line customers and 28 million registered internet users. At that time the transaction was the largest leveraged buyout in European history, in a deal valued at over 12 billion Euros.

None

Richard F. Bergner Eight Greenway Plaza Suite 930 Houston, Texas 77046 Age: 79	Director	Term expires 2010; Director since 2005.	Practicing attorney in Houston, TX for 50 years. Mr. Bergner’s practice includes corporate, investment and real estate issues; he has litigated cases in federal and state court.	None

Gregory J. Flanagan Eight Greenway Plaza Suite 930 Houston, Texas 77046 Age: 64	Director	Term expires 2010; Director since 1992.	Chairman of the Board, CEO and President of the Fund from July 2009 to February 2010. COO of Gallagher Healthcare, Inc. – Houston Branch (insurance brokerage) from 2003 to 2008. Mr. Flanagan also has more than 20 years of commercial banking experience.	None

Henry W. Hankinson 4355 Cobb Parkway Suite 501 J Atlanta, Georgia 30339 Age: 68	Director	Term expires 2010; Director since 2005.

Managing Partner and co-founder of Global Business Associates, LLC, a boutique M&A consulting firm in Atlanta, GA. Mr. Hankinson is a former military officer with engineering and MBA degrees. He has held domestic and international senior executive management positions for over 30 years. In 1993 he moved to Moscow as the senior regional executive for Halliburton / Brown & Root (“HBR”) to establish the oil & gas construction market in the Former Soviet Union. In 1997 he moved to Riyadh, as the senior HBR regional Managing Director of Saudi Arabia. In 1999 he was recruited to become the COO and senior American for a large multi-national conglomerate for the Saudi Royal Family. Based in Riyadh, he was responsible for investment acquisitions and portfolio management. During his career, Mr. Hankinson has served as Chairman, CEO, COO, and Director for both small and multi-national private and public companies.

None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships+ Held by Director or Nominee
John A. Hardy 355 Burrard St., Ste. 910 Vancouver, B.C. V6C 2G8 Age: 58	None	None

Chairman and Chief Executive Officer of Versatile Systems Inc. (“Versatile”) (technology consulting) since January 1997. Mr. Hardy has had extensive experience in the insurance, finance and banking sectors, as well as mergers and acquisitions and litigation and resolution of multi-jurisdictional disputes practicing as a Barrister from 1978-1997. Mr. Hardy was also an adjunct Professor lecturing in insurance law at the University of British Columbia from 1984-2000.

None

Robert L. Knauss P.O. Box 40 5580 FM 1697 Burton, Texas 77835 Age: 79	Director	Term expires 2010; Director since 1991.	Chairman of the Board of Philip Services Corp. (industrial services) from 1998 to 2003, and Chairman of the Board and CEO of Baltic International USA, Inc. from 1995 to 2003. During the past twenty years, Mr. Knauss has served on the Boards of Directors of eight public companies. Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.	The Mexico Fund, Inc. (investment company), XO Holdings, Inc. (telecommunications) and WestPoint International Inc. (home products).

Bertrand des Pallieres 355 Burrard St., Ste. 910 Vancouver, B.C. V6C 2G8 Age: 43	None	None	CEO of SPQR Capital LLP, based in London, UK since May 2007; Global Head of Principal Finance and member of the Global Market Leadership Group of Deutsche Bank from 2005 to 2007; from 1992 to 2005, he held various positions at JP Morgan including Global Head of Structured Credit, European Head of Derivatives Structuring and Marketing and Co-head of sales for Europe Middle East and Africa.	None

+	Other directorships are limited to: (i) publicly traded companies in the United States; (ii) companies that are otherwise subject to SEC reporting requirements and (iii) investment companies registered under the 1940 Act.

Interested Directors (1)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships++ Held by Director or Nominee
Kenneth I. Denos 10757 South River Front Parkway Suite 125 South Jordan, Utah 84095 Age: 42	Director; President and CEO	Term as Director expires 2010; Director since July 2008. Indefinite terms as President and CEO; President and CEO since 2007; Executive Vice President and Secretary from 2005 until 2007.	Deputy Executive Chairman of London Pacific & Partners, Inc. since August 2009. President of the Fund from December 2007 to June 2009; CEO of the Fund from August 2007 to June 2009; Executive Vice President and Secretary of the Fund from June 2005 until August 2007; Executive Vice President of Equus Capital Administration Company, Inc. from June 2005 to May 2008; CEO and President of Equus Capital Administration Company, Inc. from May 2008 to June 2009; Executive Vice President of Moore Clayton Capital Advisors, Inc from June 2005 to May 2008; CEO and President of Moore Clayton Capital Advisors, Inc from May 2008 to June 2009; Mr. Denos has served as CEO of MCC Global NV since May 2006 and as a director and Executive Vice President of Moore, Clayton & Co., Inc. since January 2001. From November 2005 until May 2006, Mr. Denos served as the Non-Executive Chairman of Ridgecrest Healthcare Group, Inc. From February 2005 to February 2006, he served as a director and General Counsel of MCC Energy plc (now Tersus Energy plc). From April 1999 until August 2007, he has also served as Chairman and CEO of SportsNuts, Inc. (sports marketing company). Since March 2007, Mr. Denos has served as a non-executive director of Secure Netwerks, Inc., an information technology hardware and software reseller. Since January 2000, he has served as President of Kenneth I. Denos, P.C. Since March 2009 he has served as CEO and Chairman of Acadia Group, Inc.	None

(1)	Interested directors are “interested persons” (as defined in the 1940 Act). Mr. Denos is deemed to be interested director by reason of his prior affiliation with the Former Adviser.
++	Other directorships are limited to: (i) publicly traded companies in the United States; (ii) companies that are otherwise subject to SEC reporting requirements and (iii) investment companies registered under the 1940 Act.

There are no arrangements or understandings between any of the directors and any other person pursuant to which any of such directors was or is to be selected as a director.

The Board recommends that each stockholder vote “For” each of the persons nominated by the Board.

Dollar Range of Equity Securities Beneficially Owned by Current Directors/Director Nominees

Name	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Fraser Atkinson	None	None
Alessandro Benedetti	None	None
Richard F. Bergner	None	None
Charles M. Boyd, M.D.	$1-$10,000	$1-$10,000
Bertrand des Pallieres	None	None
Alan D. Feinsilver	$10,001-$50,000	$10,001-$50,000
Gregory J. Flanagan	$50,001-$100,000	$50,001-$100,000
Henry W. Hankinson	None	None
John A. Hardy	None	None
Robert L. Knauss	$10,001-$50,000	$10,001-$50,000
Dr. Francis D. Tuggle	$10,001-$50,000	$10,001-$50,000

Interested Directors
Kenneth I. Denos	None	None
Sam P. Douglass	Over $100,000	Over $100,000

(1)	Based on beneficial ownership as of March 31, 2010.

PROPOSAL 2—RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s Audit Committee approved and the Board members unanimously approved and ratified the selection of UHY as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2010. UHY has served as the Fund’s independent accounting firm since September 19, 2005. A representative of UHY is expected to be present at the Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of the stockholders.

UHY LLP personnel work under the direct control of UHY LLP partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.

Audit Fees and All Other Fees

Aggregate fees that UHY billed to the Fund for professional services for the years ended December 31, 2009 and 2008 were as follows:

Services Provided	2009	2008
Audit fees	$162,103	$160,550
Audit-related fees	—	—
Tax	—	—
All other	—	—

Total	$162,103	$160,550

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed by any independent registered public accounting firm engaged by the Fund and any non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s former investment adviser (the “Former Adviser”), and any entity controlling, controlled by, or under common control with the Former Adviser. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the independent registered public accounting firm to the Fund without jeopardizing the independent registered public accounting firm’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Fund’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Audit Committee’s procedures require approval of the engagement of the independent registered public accounting firm for each fiscal year and approval of the engagement by a majority of the Fund’s independent directors. The procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Fund on an annual basis at the time of the firm’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s accounting firm, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approving all audit services and permitted non-audit services, the Audit Committee or a delegated member determines that the provision of the service is consistent with, and will not impair, the ongoing independence of the independent registered public accounting firm and sets any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also designate a member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the designated member must be ratified by the Audit Committee by the time of its next regularly scheduled meeting. The Fund’s pre-approval procedures are reviewed annually by the Audit Committee and the Fund maintains a record of the decisions made by the Committee pursuant to the procedures.

There were no non-audit fees billed by UHY to MCCA in 2009 or 2008. In addition, UHY did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Former Adviser in 2009 or 2008.

Report of the Audit Committee

As part of its oversight of the Fund’s financial statements, the Committee reviews and discusses with both management and the Fund’s independent registered public accounting firm all annual and quarterly financial statements prior to their issuance. During 2009, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with UHY, the Fund’s independent registered public accounting firm, of matters required to be disclosed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees), including the quality of the Fund’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with UHY matters relating to its independence, including a review of audit and non-audit fees and the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee).

Based on the review and discussions noted above, the Audit Committee recommended to the Board the inclusion of the Fund’s audited financial statements for the year ended December 31, 2009, in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board the selection of UHY as the Fund’s independent registered public accounting firm for fiscal year 2010.

Richard M. Bergner

Charles M. Boyd, M.D.

Alan D. Feinsilver

Henry W. Hankinson

Robert L. Knauss

Dr. Francis D. Tuggle

OTHER MATTERS

The Board knows of no other matter that is likely to come before the Meeting. However, if any other matter properly comes before the Meeting, the individuals named as proxy holders will vote in accordance with their discretion on such matters.

In the event that sufficient votes in favor of the proposal set forth in the NOTICE of the Meeting are not received by the time scheduled for the annual meeting, the chairman of the meeting or the holders of a majority of the shares of the Fund, present in person or represented by proxy, although not constituting a quorum, may adjourn the meeting.

ANNUAL AND QUARTERLY REPORTS

A copy of the Fund’s 2009 Annual Report to Stockholders and copies of the Fund’s quarterly reports on Form 10-Q are available without charge upon request. Please direct your request to Equus Total Return, Inc., Attention: Investor Relations, Eight Greenway Plaza, Suite 930, Houston, TX 77046, or toll-free at (866) 821-2606. Copies also may be requested through the Fund’s website at www.equuscap.com. (Information contained on the Fund’s website is not incorporated into this proxy statement.) Copies are also posted via EDGAR on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2011 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2011 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Fund’s Secretary must receive stockholder proposals no later than December 4, 2010. Proposals should be sent to the Fund, at Eight Greenway Plaza, Suite 930, Houston, TX 77046, Attention: President. Submission of a stockholder proposal does not guarantee inclusion in the Fund’s proxy statement or form of proxy because certain SEC rules must be met.

In addition, under our by-laws no business may be brought before a stockholder meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to the Fund’s Secretary. To be properly brought before such a meeting a stockholder must deliver a written notice to the Fund at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the by-laws about the stockholder and the proposed action) not less than 60 nor more than 90 days’ prior to the meeting. However, in the event less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such notice to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made.

Stockholder proposals with respect to Director nominations require written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Brett M. Chiles, Secretary, Equus Total Return, Inc., Eight Greenway Plaza, Suite 930, Houston, TX 77046, within the time limits described above for delivering a stockholder proposal notice and comply with the information requirements in our by-laws relating to Director nominations by stockholders. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Fund’s proxy statement.

The proxy solicited by the Board of Directors for the 2011 annual meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than February 17, 2011.

A copy of the full text of the by-law provisions discussed above may be obtained by writing to the Corporate Secretary, Eight Greenway Plaza, Suite 930, Houston, TX 77046 and is included as an exhibit to the Fund’s annual report on Form 10-K for the period ended December 31, 2009 as filed with the SEC via EDGAR on March 31, 2010.

Communications with the Board. Interested parties who wish to communicate directly with the Board, or specified individual directors may do so by writing to the Board or individual directors in care of the Chairman, Equus Total Return, Inc., Eight Greenway Plaza, Suite 930, Houston, TX 77046. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Independent Directors,” “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Committee of Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance. The Fund is a Delaware corporation subject to the provisions of the Delaware General Corporation Law (“DGCL”). The Fund’s day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by the Fund’s certificate of incorporation and by-laws, the provisions of the DGCL, the provisions of the 1940 Act and NYSE rules. The Fund has adopted a code of business conduct and ethics applicable to our Directors, officers (including our principal executive officer, principal financial officer and controller) and employees. Our code of business conduct and ethics meets NYSE listing standard requirements and the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. A copy of our certificate of incorporation and by-laws, corporate governance guidelines, and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees may be obtained by writing to the Secretary, Equus Total Return Inc., Eight Greenway Plaza, Suite 930, Houston, TX 77046. Our code of business conduct and ethics, corporate governance guidelines and committee charters are also available by accessing the Fund’s website at www.equuscap.com. (Information contained on the Fund’s website is not incorporated into this proxy statement.) In the event that the Fund amends or waives any provisions of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer or controller, we intend to disclose the same on the Fund’s website at www.equuscap.com.

Other Matters. On March 29, 2010, Sam P. Douglass and Paula T. Douglass filed an amendment to Schedule 13D stating their intent to solicit proxies from the Fund’s stockholders to elect new directors who, if elected, could potentially replace at least a majority of the Fund’s current directors at the Meeting.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Fund. The cost of soliciting proxies in the enclosed form will be paid by the Fund and is estimated to cost $            . Officers and regular employees of the Fund may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

EQUUS TOTAL RETURN, INC. EIGHT GREENWAY PLAZA SUITE 930 HOUSTON, TX 77046

VOTE BY INTERNET - www.proxyvotenow.com/EQS

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-866-235-8903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

EQUUS1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EQUUS TOTAL RETURN, INC.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF DIRECTORS.
Vote On Directors					☐	☐	☐
1.	Election of the nine nominees listed below to the Board of Directors:
	Nominees:
	01)	Fraser Atkinson	06)	Henry W. Hankinson
	02)	Alessandro Benedetti	07)	John A. Hardy
	03)	Richard F. Bergner	08)	Robert L. Knauss
	04)	Kenneth I. Denos	09)	Bertrand des Pallieres
	05)	Gregory J. Flanagan
Proposal
								For	Against	Abstain
2.	To ratify the selection of UHY as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2010.							☐	☐	☐

THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTER TO COME BEFORE THE MEETING. IF ANY OTHER MATTER IS PROPERLY BROUGHT BEFORE THE MEETING WITH RESPECT TO WHICH THE FUND WAS NOT PROVIDED NOTICE ON OR BEFORE March 4, 2010, THE PROXIES WILL HAVE DISCRETION TO VOTE THE PROXY ON SUCH MATTER IN ACCORDANCE WITH THEIR BEST JUDGMENT.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

15591065.1.BUSINESS

EQUUS2

EQUUS TOTAL RETURN, INC.

Eight Greenway Plaza, Suite 930, Houston, TX 77046

This Proxy is Solicited by the Board of Directors of Equus Total Return, Inc. (the “Fund”)

for the Annual Meeting of Stockholder on May 12, 2010

The undersigned hereby constitutes and appoints Richard F. Bergner and Robert L. Knauss, each with full power of substitution and revocation, the true and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of the Fund to be held on May 12, 2010, at 10:00 a.m. EDT, at Goodwin Procter LLP, The New York Times Building, 26th Floor, 620 Eighth Avenue, New York, NY 10018 and any adjournment or postponement thereof (the “Annual Meeting”) and to vote the shares of Common Stock, $.001 par value per share, of the Fund (“Shares”), standing in the name of the undersigned on the books of the Fund on March 15, 2010, the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting.

The undersigned hereby acknowledges previous receipt of the Notice of Internet Availability of Proxy Materials, setting forth information on how to access the Notice of Annual Meeting of Stockholders and the Proxy Statement on the Internet, and hereby revokes any proxy or proxies heretofore given by the undersigned.

If you have not voted via the Internet or by telephone,

please sign, date and return promptly in the enclosed envelope.

Continued and to be signed on the reverse side